Exhibit 99.1
TPG Completes Acquisition of Angelo Gordon

San Francisco and Fort Worth, Texas – November 2, 2023 – TPG Inc. (NASDAQ: TPG), a leading global alternative asset management firm, today announced the successful completion of its previously announced acquisition of Angelo Gordon. The transaction follows the completion of customary closing conditions, including HSR, international regulatory approvals, and other client and third-party consents.
 With the completion of the transaction, TPG’s investing platforms span a broadly diversified set of strategies, including private equity, impact, credit, real estate, and market solutions. Moving forward, Angelo Gordon will operate as TPG Angelo Gordon, a $74 billion[1] diversified credit and real estate investing platform within TPG. Across all platforms, TPG manages $213 billion[2] of AUM.
 “This is a milestone transaction for TPG, representing an important step in our continued evolution as a diversified global alternative asset manager,” said Jon Winkelried, Chief Executive Officer of TPG. “As we continue to operate and invest in dynamic markets, the addition of Angelo Gordon expands our capabilities and creates highly compelling investment opportunities. We approach today's market from a position of strength with best-in-class talent, deep, sector-driven expertise, and broad flexibility to provide solutions for portfolio companies, clients, and shareholders. Moving forward, TPG expects to continue to deliver excellent performance, build an inclusive and diverse culture, and accelerate growth through new and existing strategies.”
“We have seen the power of our collective organizations – the capabilities of our people, and the depth of our relationships and knowledge – and are thrilled to be part of TPG,” said Josh Baumgarten and Adam Schwartz, Co-Managing Partners of TPG Angelo Gordon. “The teams across both firms have invested a tremendous amount of time getting to know one another and identifying the best ways to combine our respective skills and expertise. We have already started working together on opportunities resulting from our partnership and look forward to this next chapter.”
Strategic Benefits of the Transaction
•Marks a significant expansion into credit investing for TPG and delivers real estate capabilities that are complementary to the firm’s current strategies.
•Provides a broader spectrum of alternatives solutions for clients, creating an even more compelling partner for the largest LPs globally.
•Expands our client base, adding more than 350 attractive and complementary institutional LP relationships.
•Unlocks significant opportunities to grow revenue and optimize and scale, with benefits from shared intellectual capital and the support of a robust global infrastructure.
•Enhances capital formation capabilities.
Summary of Key Terms
•53.0 million common units of the TPG Operating Group, subject to certain adjustments;
•8.4 million restricted stock units of TPG, subject to certain adjustments;
•Approximately $730 million in cash;
•Rights to an aggregate cash holdback amount of up to $150 million; and
•An earnout based on TPG Angelo Gordon’s future financial performance, valued at up to $400 million.

Advisors
Ardea Partners LP acted as lead financial advisor to TPG. J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC also acted as financial advisors to TPG. Weil, Gotshal & Manges LLP served as TPG’s lead transaction counsel. Davis Polk & Wardwell LLP, Shearman & Sterling LLP, and Cleary Gottlieb Steen & Hamilton LLP advised TPG with respect to tax, executive compensation, and investment fund matters, respectively. Goldman Sachs & Co. LLC and Piper Sandler acted as financial advisor to Angelo Gordon and Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal counsel.
About TPG
TPG (Nasdaq: TPG) is a leading global alternative asset management firm, founded in San Francisco in 1992, with $213 billion[2] of assets under management and investment and operational teams around the world. TPG invests across a broadly diversified set of strategies, including private equity, impact, credit, real estate, and market solutions, and our unique strategy is driven by collaboration, innovation, and inclusion. Our teams combine deep product and sector experience with broad capabilities and expertise to develop differentiated insights and add value for our fund investors, portfolio companies, management teams, and communities. For more information, visit www.tpg.com.
Forward-Looking Statements; No Offer
This announcement may contain forward-looking statements based on our beliefs and assumptions and on information currently available to us. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance, estimated operational metrics, business strategy, and plans and objectives of management for future operations, including, among other things, statements regarding the expected benefits to be derived from the acquisition of Angelo Gordon.
Forward-looking statements are based on TPG’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. As a result, TPG’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the inability to recognize the anticipated benefits of the transaction; unexpected costs related to the integration of the Angelo Gordon business and operations; TPG’s ability to manage growth and execute its business plan; and regional, national or global political, economic, business, competitive, market and regulatory conditions, among various other risks. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in TPG’s filings with the SEC, including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2023 and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov.
For the reasons described above, TPG cautions you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this announcement and related public filings. Any forward-looking statement made by TPG in this announcement speaks only as of the date on which TPG makes it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for TPG to predict all of them. TPG undertakes no obligation to publicly update or revise any forward-looking statement after the date of this press release, whether as a result of new information, future developments, or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of TPG or its management as of any date subsequent to the date of the press release.
This announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Contacts:

Shareholder
Gary Stein
212-601-4750
shareholders@tpg.com

Media
Luke Barrett and Julia Sottosanti
415-743-1550
media@tpg.com

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[1] TPG Angelo Gordon’s currently stated AUM of approximately $74 billion as of June 30, 2023 reflects fund-level asset-related leverage. Prior to May 15, 2023, TPG Angelo Gordon calculated its AUM as net assets under management excluding leverage, which resulted in TPG Angelo Gordon AUM of approximately $53 billion last reported as of December 31, 2022. The difference reflects a change in TPG Angelo Gordon’s AUM calculation methodology and not any material change to TPG Angelo Gordon’s investment advisory business. For a description of the factors TPG Angelo Gordon considers when calculating AUM, please see the disclosure linked here.
[2] As of June 30, 2023, including AUM attributable to TPG Angelo Gordon on a pro forma basis.